UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): December 31, 2008
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11397 (Commission File Number)	33-0628076 (IRS Employer Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices, including zip code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 31, 2008, Valeant Pharmaceuticals International (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of Dow Pharmaceutical Sciences, Inc. We are filing this amendment to the Initial Form 8-K to include the financial information required by Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired
The audited consolidated financial statements of Dow Pharmaceutical Sciences, Inc. for the year ended December 31, 2007 are filed as Exhibit 99.1 to this amendment and are incorporated herein by reference.
The unaudited condensed consolidated financial statements of Dow Pharmaceutical Sciences, Inc. as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007 are filed as Exhibit 99.2 to this amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information
The required unaudited pro forma condensed consolidated financial information is attached as Exhibit 99.3 and is incorporated in its entirety herein by reference.
(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Dow Pharmaceutical Sciences, Inc. for the year ended December 31, 2007.

99.2	Unaudited condensed consolidated financial statements of Dow Pharmaceutical Sciences, Inc. as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007.

99.3	Unaudited pro forma condensed consolidated financial statements.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: February 27, 2009	By:	/s/ PETER J. BLOTT
Peter J. Blott
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Dow Pharmaceutical Sciences, Inc. for the year ended December 31, 2007.

99.2	Unaudited condensed consolidated financial statements of Dow Pharmaceutical Sciences, Inc. as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007.

99.3	Unaudited pro forma condensed consolidated financial statements.

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